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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Acres Gaming Incorporated (the "Company") on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Patrick W. Cavanaugh, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003
                                /s/ Patrick W. Cavanaugh
                                ----------------------------------------------
                                Patrick W. Cavanaugh
                                Senior Vice President, Chief Financial Officer and Treasurer

                  A signed original of this written statement required by
Section 906 has been provided to Acres Gaming Incorporated and will be retained by Acres Gaming Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

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